Exhibit 23


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-45261) pertaining to the EWB Retirement Plan of our report dated June 24, 1999, with respect to the financial statements and schedules of the EWB Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.


                                        /s/ Ernst & Young LLP


June 29, 1999
Dallas, Texas


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